UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549-1004

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 14, 2006

Hanmi Financial Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-30421 (Commission File Number)	95-4788120 (IRS Employer Identification No.)

3660 Wilshire Boulevard Los Angeles, California (Address of Principal Executive Offices)		90010 (Zip Code)
Registrant’s telephone number, including area code: (213) 382-2200

Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.
     On November 14, 2006, Mr. Michael J. Winiarski, our Chief Financial Officer will make presentations to investors about Hanmi Financial Corp.’s business at the Howe Barnes Hoefer & Arnett 3rd Annual Asian Banking Conference in New York. A copy of the slide presentation to be used in the presentations is attached hereto as Exhibit 99.1. The information contained in this report and the attached exhibit is “furnished” but not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. A copy of the slide presentation will also be available on our website at www.hanmibank.com.
Item 9.01
     (c) Hanmi Financial Corporation Investor Presentation

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 14, 2006	Hanmi Financial Corporation

	By:	/s/ Sung Won Sohn
Sung Won Sohn
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Investor Presentation Slides